Unaudited Reconciliation of Financial Data
The following tables present the historical unaudited financial information for the Credit parties and their consolidated subsidiaries (the “Och-Ziff Operating Group”) as of and for the nine months ended September 30, 2015. The Och-Ziff Operating Group does not report audited or unaudited financial information on a stand-alone basis. Accordingly, the financial data presented herein for the Och-Ziff Operating Group and its consolidated subsidiaries has been reconciled to Och-Ziff Capital Management Group LLC’s financial statements for the relevant periods. You should read this data in conjunction with Och-Ziff Capital Management Group LLC’s financial statements and the related notes included in its Quarterly Report on Form 10-Q for the nine months ended September 30, 2015, which was filed with the U.S. Securities and Exchange Commission on November 3, 2015.

	September 30, 2015
	Och-Ziff Operating Group	Consolidated Och-Ziff Funds and Related Eliminations	Other(1)	Och-Ziff Capital Management Group LLC Consolidated

	(dollars in thousands)
Assets
Cash and cash equivalents	$265,759	$—	$45,586	$311,345
Income and fees receivable	130,150	(78,173)	—	51,977
Due from related parties	70,670	(1,594)	(61,342)	7,734
Deferred income tax assets	3,587	—	726,785	730,372
Other assets, net	182,489	(19,327)	37,160	200,322
Assets of consolidated Och-Ziff funds:
Investments, at fair value	—	8,908,111	—	8,908,111
Other assets of Och-Ziff funds	—	284,242	—	284,242
Total Assets	$652,655	$9,093,259	$748,189	$10,494,103

Liabilities and Shareholders' Equity
Liabilities
Due to related parties	$1,605	$—	$653,241	$654,846
Debt obligations	449,655	—	—	449,655
Compensation payable	34,721	—	—	34,721
Other liabilities	81,696	—	369	82,065
Liabilities of consolidated Och-Ziff funds:
Notes payable of consolidated CLOs, at fair value	—	6,704,556	—	6,704,556
Securities sold under agreements to repurchase	—	230,550	—	230,550
Other liabilities of Och-Ziff funds	—	52,119	—	52,119
Total Liabilities	567,677	6,987,225	653,610	8,208,512

Redeemable Noncontrolling Interests	—	857,609	—	857,609

Shareholders' Equity
Class A Shares, no par value	—	—	—	—
Class B Shares, no par value	—	—	—	—
Paid-in capital	12,609,706	—	(9,569,459)	3,040,247
Appropriated retained deficit	—	(19,466)	—	(19,466)
Retained earnings (accumulated deficit)	(12,526,871)	—	9,160,400	(3,366,471)
Shareholders' equity (deficit) attributable to Class A Shareholders	82,835	(19,466)	(409,059)	(345,690)
Shareholders' equity attributable to noncontrolling interests	2,143	1,267,891	503,638	1,773,672
Total Shareholders' Equity	84,978	1,248,425	94,579	1,427,982
Total Liabilities, Redeemable Noncontrolling Interests and Shareholders' Equity	$652,655	$9,093,259	$748,189	$10,494,103

(1)	Includes amounts related to entities not included in the Och-Ziff Operating Group or the consolidated Och-Ziff funds, including related eliminations.

	Nine Months Ended September 30, 2015
	Och-Ziff Operating Group	Consolidated Och-Ziff Funds and Related Eliminations	Other(1)	Och-Ziff Capital Management Group LLC Consolidated

	(dollars in thousands)
Revenues
Management fees	$530,982	$(34,775)	$—	$496,207
Incentive income	176,435	(55,173)	—	121,262
Other revenues	1,506	—	42	1,548
Income of consolidated Och-Ziff funds	—	361,136	—	361,136
Total Revenues	708,923	271,188	42	980,153

Expenses
Compensation and benefits	211,895	—	—	211,895
Reorganization expenses	12,052	—	—	12,052
Interest expense	16,033	—	—	16,033
General, administrative and other	179,594	—	(52,262)	127,332
Expenses of consolidated Och-Ziff funds	—	220,847	—	220,847
Total Expenses	419,574	220,847	(52,262)	588,159

Other Income
Net gains on investments in Och-Ziff funds and joint ventures	1,625	(1,582)	—	43
Net gains of consolidated Och-Ziff funds	—	21,859	—	21,859
Total Other Income	1,625	20,277	—	21,902

Income Before Income Taxes	290,974	70,618	52,304	413,896
Income taxes	12,742	—	106,865	119,607
Consolidated and Total Comprehensive Net Income (Loss)	$278,232	$70,618	$(54,561)	$294,289

Allocation of Consolidated and Total Comprehensive Net Income (Loss)
Class A Shareholders	$102,609	$—	$(54,561)	$48,048
Noncontrolling interests	175,623	94,723	—	270,346
Redeemable noncontrolling interests	—	(24,105)	—	(24,105)
	$278,232	$70,618	$(54,561)	$294,289

(1)	Includes amounts related to entities not included in the Och-Ziff Operating Group or the consolidated Och-Ziff funds, including related eliminations.